ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                        SUPPLEMENT DATED AUGUST 30, 2006
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006, AS
                           SUPPLEMENTED JULY 7, 2006

   THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND
        STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE ATTACHED
          TO THE PROSPECTUS AND SAI AND RETAINED FOR FUTURE REFERENCE.


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1.  THE FOLLOWING INFORMATION IS SUPPLEMENTED IN THE PROSPECTUS AND SAI AS THE
    RESULT OF THE REPLACEMENT OF OPPENHEIMERFUNDS, INC. WITH OPPENHEIMER CAPITAL LLC AS SUBADVISER TO THE AZL OPPENHEIMER EMERGING GROWTH FUND.

Effective August 28, 2006, Allianz Life Advisers, LLC entered into a subadvisory agreement with Oppenheimer Capital LLC ("OpCap") pursuant to which OpCap replaced OppenheimerFunds, Inc. as the Subadviser to the AZL Oppenheimer Emerging Growth Fund. In addition, all references to the previous name in the prospectus and Statement of Additional Information are hereby replaced with the current name:

         CURRENT NAME                  PREVIOUS NAME
         AZL OCC Opportunity Fund      AZL Oppenheimer Emerging Growth Fund

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2. THE FOLLOWING INFORMATION IS SUPPLEMENTED IN THE PROSPECTUS AND SAI AS THE
RESULT OF A FUND NAME CHANGE.

On August 29, 2006, the Board of Trustees of Allianz Variable Insurance Products Fund of Funds Trust approved the following name change. Effective on or about September 26, 2006, all references to the previous name in the prospectus and Statement of Additional Information are hereby replaced with the current name:

      CURRENT NAME                           PREVIOUS NAME
      AZL Van Kampen Strategic Growth Fund   AZL Van Kampen Emerging Growth Fund

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3.  THE INFORMATION ABOUT THE STANDING COMMITTEES OF THE BOARD OF TRUSTEES IN
    THE SECTION OF THE SAI TITLED "MANAGEMENT OF THE TRUST -- TRUSEES AND OFFICERS" ON PAGE 27 IS SUPPLEMENTED TO READ AS FOLLOWS:

o The Investment Committee, made up of Mr. Conrad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean, and Mr. Reeds, was established on December 15, 2005, and did not meet during the last fiscal year. The functions of the Investment Committee include evaluating and supervising the Investment Adviser and Subadvisers to the various investment portfolios of the Trust. Prior to its formation, the Investment Committee's functions were performed by the full Board.

o The Nominating and Corporate Governance Committee (formerly the Nominating Committee), made up of Mr. Conrad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met once during the last fiscal year. The functions of the Nominating and Corporate Governance Committee include evaluating the operations of the Board of Trustees, considering and recommending best practices to the Board of Trustees, determining compensation of Trustees, and advising the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating Committee does not consider, nor does it advise the Board of Trustees with regard to nominees recommended by shareholders of the Trust.


Page 1 of 2                                                     FOFPRO-002-0506

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4.  THE "COMPENSATION TABLE 12/31/2004 THROUGH 12/31/2005" ON PAGE 31 OF THE SAI
    IS SUPPLEMENTED TO READ AS FOLLOWS:

COMPENSATION TABLE 12/31/2004 THROUGH 12/31/2005

                                                    PENSION OR RETIREMENT
                                 AGGREGATE           BENEFITS ACCRUED AS       ESTIMATED ANNUAL
                           COMPENSATION FROM THE     PART OF THE TRUST'S        BENEFITS UPON         TOTAL COMPENSATION
     NAME OF TRUSTEE               TRUST                  EXPENSES                RETIREMENT            FROM THE TRUSTS
-------------------------------------------------------------------------------------------------------------------------
                                                  NON-INTERESTED TRUSTEES
Harrison Conrad                  $7,875.00                   $0                      N/A                  $60,750.00
Roger Gelfenbien                 $7,875.00                   $0                      N/A                  $60,750.00
Arthur C. Reeds III              $7,875.00                   $0                      N/A                  $59,500.00
Peter McClean*                   $7,875.00                   $0                      N/A                  $59,500.00
Claire Leonardi*                 $7,875.00                   $0                      N/A                  $60,750.00
Dickson Lewis*                   $7,875.00                   $0                      N/A                  $59,500.00

                                                    INTERESTED TRUSTEE
Michael Ahles**                      $0                      $0                      N/A                      $0
Jeffrey Kletti*                      $0                      $0                      N/A                      $0

* Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Kletti were elected Trustees in February 2004.
--------------------------------------------------------------------------------
**  Mr. Ahles was elected Trustee in June 2005.

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5.  FOOTNOTE (3) UNDER THE TABLE OF ANNUAL OPERATING EXPENSES ON PAGES 5, 8 AND
    11 OF THE PROSPECTUS IS SUPPLEMENTED TO READ AS FOLLOWS:

(3) The Permitted Underlying Fund Expenses may include a service fee that the investment advisers to certain Permitted Underlying Funds or their affiliates may pay to the insurance companies offering the Contracts through which the Fund shares are sold. This "service fee" compensates the insurance companies for servicing the accounts of customers, including the Funds, that invest in those certain Permitted Underlying Funds. For further information regarding these fees, see the table of annual operating expenses for each investment option in the Contract prospectus.



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